UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22911

Reality Shares ETF Trust
(Exact name of registrant as specified in charter)

402 West Broadway, Suite 2800
San Diego, CA 92101
(Address of principal executive offices) (Zip code)

Eric R. Ervin
c/o Reality Shares Advisors, LLC
402 West Broadway, Suite 2800
San Diego, CA 92101
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 487-1445

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Reality Shares DIVS ETF (DIVY)
Reality Shares DIVCON Leaders Dividend ETF (LEAD)
Reality Shares DIVCON Dividend Defender ETF (DFND)
Reality Shares DIVCON Dividend Guard ETF (GARD)

Annual Report

October 31, 2016

The financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Not FDIC Insured • No Bank Guarantee • May Lose Value

ALPS Distributors, Inc., distributor.

Letter to Shareholders (Unaudited)
December 2016

Dear Shareholder:

The year 2016 has been marked by short bursts of volatility across both equity and fixed income markets, as market participants digested several global economic shocks and tried to predict the timing and future direction of interest rates. After the Federal Reserve made its first interest rate increase in over a decade last December, the 2016 calendar year began with the worst opening period on record, with weakness from China sending markets significantly lower. Yet, equity markets quickly rallied higher. The next external shock came at the end of the second quarter, as a surprise Brexit1 vote once again sent global markets tumbling, only to quickly right their fall and drive strong performance throughout the third quarter.

Throughout the last year, debate over when the Federal Reserve would make their next move dominated market headlines, and long-term interest rates reacted to the latest headlines. Asset prices have been especially sensitive to changes in interest rate sentiment throughout the last year. Brexit helped create a wave of lower-for-longer whispers, sending long-term rates back to historical lows and driving the more bond-like dividend stocks higher during the third quarter of 2016. This trend proved short-lived as once again, Fed chatter of an impending rate hike in December after the election seemed to be the dominant forecasted theme.

For much of 2016, dividend growth stocks underperformed, as higher yielding, somewhat lower quality stocks in sectors like utilities and telecom led the market advance. As we now see longer-term yields beginning to move higher, the high-yield stock trend has been reversing and quality dividend growth stocks are returning to favor. Overall, the dividend growth rate remained positive in 2016, though it did slow down a bit from the significant growth rates of prior years. While the dividend growth rate has slowed, Standard & Poor’s recently reported another record year of absolute dividend payments in 2016, coming in at over $400 billion for the first time ever. This is now the seventh consecutive year of increases in the aggregate dividend payment of the S&P 500 companies.2

Reality Shares believes that quality companies with strong balance sheets and the ability to raise dividend payouts are well-suited for today’s environment. There are certainly some danger signs in the form of escalating valuations and rising interest rates that could lead to market volatility, but we maintain quality dividend stocks should be able to provide some cushion from any potential volatility, given their ability to grow dividends under different market conditions. We stress the highest quality dividend growth stocks, as well as alternative investments3 and the inclusion of low correlation4 assets to help manage investment risk. At Reality Shares, we are focused solely on the value of dividend growth and we strive to provide investors and advisors unique ways to access the benefits of dividend growth investing.

Thank you for your confidence in Reality Shares.

Sincerely,

Eric R. Ervin President and CEO Reality Shares, Inc.

[1]	Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016, referendum whereby British citizens voted to exit the European Union.
[2]	Dividends: $400 BILLION (44 months after $300B), S&P Dow Jones Indices, November 11, 2016.
[3]	An alternative investment is an asset that is not one of the conventional investment types, such as stocks, bonds and cash.
[4]	Correlation is a statistic that measures the degree to which two securities or investments move in relation to each other.

Reality Shares ETF Trust     1

Management Discussion and Fund Performance Summaries (Unaudited)

Reality Shares DIVS ETF (DIVY)

The Reality Shares DIVS ETF (DIVY) seeks to isolate and access the dividend growth rate of the largest companies in the U.S. while also attempting to minimize exposure to the volatility of their underlying stock prices. For the 12-months ended October 31, 2016, the Fund’s net asset value (NAV) return of 2.88% outpaced the -1.31% loss in the HFRX Global Hedge Fund Index1 but lagged the 4.37% gain in the Barclays U.S. Aggregate Bond Index.2 The DIVY Fund compares investment returns against these two Indexes owing to its alternative investment strategy whereby Reality Shares Advisors (the Advisor) seeks to provide investors the potential benefits of portfolio diversification, risk mitigation, lower volatility and more fixed income-like returns. As the average investment returns of hedge funds suffered during the period, and the broader bond market benefited from an accommodative Federal Reserve, the DIVY Fund realized the effects of a gradually increasing dividend growth rate of the underlying S&P 500 Index3 as companies returned more cash to shareholders.

By isolating and accessing a portion of the S&P 500 dividend growth rate, DIVY seeks to provide investors absolute returns with risk mitigation, lower volatility and a lower correlation to equity markets. While the rate of dividend growth slowed in 2016, Standard & Poor’s reported the absolute value of dividend payments on the S&P 500 Index reached another new payout record.4 One of the main drivers of this increase were dividend contributions from the financial sector as banks announced significant increases to dividend rates after passing tests of the Federal Reserve in early summer.

DIVY is designed as an alternative to traditional bonds and stocks, an especially important attribute during volatile markets. Since its inception on December 18, 2014 through to October 31, 2016, DIVY had a 7.18% cumulative NAV return compared to a 5.76% gain for the Barclays U.S. Aggregate Bond Index and a -1.16% loss for the HFRX Global Hedge Fund Index. With a rules-based investment strategy that seeks performance returns through a movement not tied to stock market price fluctuations, the Advisor strives to attain investment returns with a lower exposure to certain factors including interest rate increases and geo-political events that may affect broad market performance.

Fund Performance History (%)	1 Year	Total Return As of October 31, 2016
		Since Inception (December 18, 2014)
Fund
NAV Return	2.88%	7.18%
Market Price	2.62%	6.46%
Index
Barclays US Aggregate Bond Index	4.37%	5.76%
HFRX Global Hedge Fund Index	-1.31%	-1.16%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

2     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries (Unaudited) (continued)

Reality Shares DIVCON Leaders Dividend ETF (LEAD)

The Reality Shares DIVCON Leaders Dividend ETF (LEAD) launched on January 6, 2016. The Fund seeks to invest in the large-cap U.S. companies with strong balance sheets and the highest probability of increasing their dividends within a year based on their DIVCON5 dividend health scores. Since its inception through October 31, 2016, the Fund generated an NAV return of 2.38% compared to a 7.27% return of the S&P 500 Index. The underperformance of LEAD to the broad equity market was mostly driven by the outperformance of stocks in the higher-yielding sectors like utilities, telecom and energy, while the Fund’s portfolio of high-quality dividend growth stocks mostly outside these sectors trailed behind.

The Fund’s rules-based parameters are designed to uncover dividend growth leaders, or the stocks with the highest potential to grow their dividends according to DIVCON. Portfolio management feels this process could return to favor as markets normalize with interest rate clarity and quality dividend growth is once again rewarded. The Fund launched during a volatile January and early February, but returned to positive performance half way through the first quarter and throughout the second quarter as markets rallied and dividend growth stocks also advanced.

As of this writing, the Fund has now given back some of those gains in the third and fourth quarters as investors have once again sought out high-yielding stocks as alternatives to investments offered in the low-rate fixed income market. While dividend growth stocks remain positive in this environment, the Fund’s current underweight position in information technology, utilities, energy and financials has dragged a bit on relative results. Looking forward however, portfolio management believes the high-quality names in the Fund portfolio may be able to stand up better to the higher-yielding, but lesser quality stocks as identified by DIVCON, as interest rates begin to normalize and the political environment stabilizes.

Fund Performance History (%)	Total Return As of October 31, 2016
Since Inception (January 6, 2016)
Fund
NAV Return	2.38%
Market Price	2.65%
Index
DIVCON Leaders Dividend Index	2.74%
S&P 500 Total Return Index	7.27%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

Reality Shares ETF Trust     3

Management Discussion and Fund Performance Summaries (Unaudited) (continued)

Reality Shares DIVCON Dividend Defender ETF (DFND)

The Reality Shares DIVCON Dividend Defender ETF (DFND) launched on January 14, 2016. The Fund features a hedged (long/short) equity portfolio that may provide more stable returns than a long-only equity portfolio in certain markets. The Fund’s rules-based strategy invests 75% of its portfolio market value in the large-cap U.S. companies with the highest probability of increasing their dividends within a year, based on their DIVCON dividend health scores. The remaining 25% of the portfolio market value is used to short6 the large-cap U.S. companies with the highest probability of cutting their dividends within a year.

Since its inception through October 31, 2016, the Fund generated a NAV return of -4.72% compared to the 2.26% return of the HFRX Equity Hedge Index.7 The period was marked with outperformance of what we feel were lower-quality, higher-yielding sectors like utilities, telecom and energy, with high-quality dividend growth stocks mostly outside of these sectors trailing behind. Fund performance was impacted by both ends of this trade as the short positions in the high-yielding stocks that outperformed detracted from Fund results, and the long positions in what we see as high-quality dividend growers trailed behind for much of the year.

Looking forward, the Fund is positioned to help manage volatility in the markets, especially if an unstable rate environment, geo-political events, and high equity valuations cause any turbulence in the broad markets. Although the short positions in sectors such as utilities and energy hurt relative results throughout much of 2016, these positions would add positive performance if they turn negative in the face of market volatility and rising interest rates, and especially if companies in these sectors cut dividends. Overall, the Fund’s holdings in high-quality dividend growth names combined with short positions in potential dividend cutters may provide a defense against volatile markets.

Fund Performance History (%)	Total Return As of October 31, 2016
Since Inception (January 14, 2016)
Fund
NAV Return	-4.72%
Market Price	-4.54%
Index
DIVCON Dividend Defender Index	-4.02%
HFRX Equity Hedged Index	2.26%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

4     Reality Shares ETF Trust

Management Discussion and Fund Performance Summaries (Unaudited) (continued)

Reality Shares DIVCON Dividend Guard ETF (GARD)

The Reality Shares DIVCON Dividend Guard ETF (GARD) launched on January 14, 2016. The Fund seeks to reduce the impact of declining markets on Fund performance by dynamically adjusting its market exposure based on the strength of the market as determined by the Reality Shares Guard Indicator.8 When the Guard Indicator signals a weak market, the Fund’s long stock position weight is reduced to 50%, and the remaining 50% of the portfolio is allocated to a short stock position6 in the large-cap U.S. companies with the highest probability of cutting their dividends within a year. Since its inception through October 31, 2016, the Fund underperformed, generating an NAV return of -14.66% compared to the 14.39% return of the broad equity market based S&P 500 Index.

The Fund launched with its dynamic hedge in place as a weak equity market was predicted by the Guard Indicator. With a 50/50 long/short equity portfolio at inception, the Fund underperformed relative to the S&P 500 Index as there was a quickly ensuing market bounce-back midway through the first quarter as investors moved into high-yielding dividend stocks and away from dividend growth. During the second quarter the Guard Indicator reversed trend and turned positive. With this signal the Fund removed its dynamic market hedge in line with its rules-based methodology, moving to a long-only position as of May 6, 2016. While this move delivered positive overall results, the remainder of the period was still marked by outperformance of what portfolio management felt were lower-quality, higher-yielding sectors like utilities, telecom and energy — each underweighted in the Fund’s portfolio. This sector underweighting, as well as the Fund’s positions in high-quality dividend growers that lagged the overall market was mostly responsible for the Fund’s underperformance for the period.

As of this writing, the Fund’s rules-based Guard Indicator has once again triggered a move to a long/short hedged position predicting signs of market volatility or a potential slowdown in equity returns in the months ahead. With a 50% long position invested in projected dividend growers and a 50% short position invested in possible dividend cutters, portfolio management believes the GARD Fund offers an investment alternative that has the potential to drive investment returns under different market conditions.

Fund Performance History (%)	Total Return As of October 31, 2016
Since Inception (January 14, 2016)
Fund
NAV Return	-14.66%
Market Price	-14.56%
Index
DIVCON Dividend Guard Index	-13.98%
S&P 500 Total Return Index	14.39%

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund.

Reality Shares ETF Trust     5

Management Discussion and Fund Performance Summaries (Unaudited) (concluded)

[1]	HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The Index includes multiple investment strategies that employ sophisticated quantitative techniques, and that maintain positions in equity derivative securities and other instruments.
[2]	Barclays U.S. Aggregate Bond Index measures the performance of the total U.S. investment-grade bond market.
[3]	The S&P 500® Index is a broad-based, unmanaged American stock market index based on the market capitalizations of 500 large-cap companies having common stock listed on the NYSE or NASDAQ.
[4]	Dividends: $400B (44 months after $300B), S&P Dow Jones Indices, November 11, 2016.
[5]	DIVCON® is a dividend health rating system created by Reality Shares Advisors, LLC which assesses the likelihood that companies will grow or cut their dividends.
[6]	A short, or short stock position, is a directional trading or investment strategy where the shares of borrowed stock are sold in the open market, with the belief that the security’s price will decline, enabling it to be bought back at a lower price to make a profit.
[7]	HFRX Equity Hedge Index tracks equity hedge strategies that employ sophisticated quantitative techniques. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities.
[8]	The Guard Indicator is a quantitative tool gauging market strength by comparing technical trends in market price and volatility to historical averages.

Disclosures:

The views in this letter were those of the Fund manager as of the publication of the report and may not necessarily reflect his views on the date this letter is first published or anytime thereafter.

Performance quoted represents past performance, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption or sale of fund shares. Current performance may be higher or lower than the performance quoted.

Performance data current to the most recent month end may be obtained by visiting www.realityshares.com. The investment return and principal value of an investment will fluctuate, so that shares, when sold or redeemed, may be worth more or less than their original cost.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes that a shareholder would pay on Fund distributions or on transactions in Fund shares. An investor cannot invest directly in an index.

This material is presented for general information purposes only and does not constitute general or personal investment advice or take into account the individual financial circumstances or investment objectives, or financial conditions of the institutional users who receive it. This does not constitute an offer or solicitation to purchase or sell any securities or funds.

Investing involves risks, including possible loss of principal. Past performance does not guarantee future results. There is no assurance the stated objective(s) will be met. Not FDIC insured.

Before investing you should carefully consider the Fund's investment objectives, risks, charges and expenses. This information is in the prospectus, and may be obtained by visiting www.realityshares.com/funds or by calling 855-595-0240. Please read the prospectus carefully before you invest.

Reality Shares Advisors, LLC is the Investment Advisor. ALPS Distributors, Inc. is the Distributor for the Funds. Employees of Dakota are registered representatives of GrandFund Investment Group, LLC, and provide third party distribution services for Reality Shares. ALPS Distributors, Inc. is not affiliated with Reality Shares Advisors, LLC or Dakota.

6     Reality Shares ETF Trust

Shareholder Expense Example (Unaudited)
October 31, 2016

As a shareholder of one or more Funds of the Reality Shares ETF Trust (the “Trust”), you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The actual and hypothetical expense examples in the table below are based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (May 1, 2016 to October 31, 2016).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period Per $1,000” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under the Fund in the table below is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value October 31, 2016	Annualized Expense Ratio for the Period	Expenses Paid During Period Per $1,000
Reality Shares DIVS ETF
Actual	$1,000.00	$1,030.30	0.85%	$4.34
Hypothetical(1)	$1,000.00	$1,020.86	0.85%	$4.32	*
Reality Shares DIVCON Leaders Dividend ETF
Actual	$1,000.00	$976.70	0.43%	$2.14
Hypothetical(1)	$1,000.00	$1,022.97	0.43%	$2.19	*
Reality Shares DIVCON Dividend Defender ETF
Actual	$1,000.00	$981.50	0.89%	$4.43
Hypothetical(1)	$1,000.00	$1,020.66	0.89%	$4.52	*
Reality Shares DIVCON Dividend Guard ETF
Actual	$1,000.00	$996.70	0.91%	$4.57
Hypothetical(1)	$1,000.00	$1,020.56	0.91%	$4.62	*
(1)	5% return before expenses.
*	Hypothetical Expenses Paid are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).

Reality Shares ETF Trust     7

Schedule of Investments
Reality Shares DIVS ETF
October 31, 2016

	Principal/ Shares	Value
Certificate of Deposits – 56.0%
Certificate of Deposit Account Registry Service, 0.53%, 3/9/2017	$5,000,000	$5,000,000
Certificate of Deposit Account Registry Service, 0.55%, 3/23/2017	3,006,124	3,006,124
Certificate of Deposit Account Registry Service, 0.57%, 3/30/2017	5,000,000	5,000,000
Certificate of Deposit Account Registry Service, 0.57%, 4/13/2017	5,000,000	5,000,000
(Cost $18,006,124)		18,006,124
Money Markets and Cash Equivalents – 47.7%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 0.46%(a)	1	1
Insured Cash Sweep, 0.36%(b)	15,327,374	15,327,374
(Cost $15,327,375)		15,327,375
Total Investments – 103.7% (Cost 33,333,499)		33,333,499
Liabilities in Excess of Other Assets – (3.7)%		(1,201,042)
Net Assets – 100.0%		$32,132,457
(a)	Reflects the 7-day yield at October 31, 2016.
(b)	Reflects the 1-day yield at October 31, 2016.

Dividend swaps outstanding at October 31, 2016+:

Underlying Index	Counterparties	Expiration Date	Notional Amount Long (Short)*	Unrealized Appreciation (Depreciation)
S&P 500	BNP Paribas	12/31/2016	$(3,903,695)	$36,605
S&P 500	BNP Paribas	12/31/2017	(12,030,640)	288,560
S&P 500	JP Morgan	12/31/2017	(284,445)	12,915
S&P 500	BNP Paribas	12/31/2018	(15,291,570)	418,370
S&P 500	JP Morgan	12/31/2018	(284,760)	18,837
S&P 500	JP Morgan	12/31/2019	(3,587,950)	(25,550)
				$749,737
Cash received from the broker for swap positions in the amount of $750,525.
+	See note 7 in the notes to financial statements for more information regarding dividend swaps.
*	Represents gross notional exposure on the fixed leg of the swap contract.

The following table summarizes valuation of the Fund's investments under the fair value hierarchy levels as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Valuation Inputs
Assets
Certificate of Deposits	$—	$18,006,124	$—	$18,006,124
Money Markets and Cash Equivalents	15,327,375	—	—	15,327,375
Other Financial Instruments**	—	775,287	—	775,287
Total Assets	$15,327,375	$18,781,411	$—	$34,108,786
Liabilities
Other Financial Instruments**	$—	$(25,550)	$—	$(25,550)
Total Liabilities	$—	$(25,550)	$—	$(25,550)
**	Other financial instruments include dividend swaps. Dividend swaps are presented at gross unrealized appreciation (depreciation).

During the year ended October 31, 2016, there were no transfers between Level 1 and Level 2. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.

The Fund did not hold any Level 3 securities for the year ended October 31, 2016.

The accompanying notes are an integral part of these financial statements.

8     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVS ETF
October 31, 2016

Summary of Schedule of Investments

Industry	% of Net Assets
Certificate of Deposits	56.0%
Money Markets and Cash Equivalents	47.7
Total Investments	103.7
Liabilities in Excess of Other Assets	(3.7)
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     9

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2016

	Shares	Value
Common Stocks – 99.8%
Air Freight & Logistics – 6.7%
C.H. Robinson Worldwide, Inc.	2,086	$142,098
Expeditors International of Washington, Inc.	2,821	145,197
		287,295
Airlines – 2.5%
Southwest Airlines Co.	2,612	104,611
Beverages – 2.7%
Brown-Forman Corp., Class B	2,469	113,994
Capital Markets – 5.9%
FactSet Research Systems, Inc.	772	119,444
Thomson Reuters Corp.	3,299	130,013
		249,457
Chemicals – 2.7%
Sherwin-Williams Co. (The)	476	116,553
Commercial Services & Supplies – 4.0%
Waste Management, Inc.	2,568	168,615
Electrical Equipment – 5.6%
AMETEK, Inc.	2,352	103,723
Emerson Electric Co.	2,634	133,491
		237,214
Food & Staples Retailing – 3.0%
Walgreens Boots Alliance, Inc.	1,552	128,397
Food Products – 4.2%
Tyson Foods, Inc., Class A	2,539	179,888
Health Care Equipment & Supplies – 3.9%
Stryker Corp.	1,443	166,450
Health Care Providers & Services – 2.1%
McKesson Corp.	714	90,799
Hotels Restaurants & Leisure – 5.8%
Marriott International, Inc., Class A	1,831	125,790
Starbucks Corp.	2,252	119,513
		245,303
IT Services – 3.3%
Visa, Inc., Class A	1,710	141,092
Machinery – 3.1%
Wabtec Corp.	1,708	132,046

	Shares	Value
Media – 2.8%
Twenty-First Century Fox, Inc., Class A	4,588	$120,527
Oil, Gas & Consumable Fuels – 2.6%
Valero Energy Corp.	1,891	112,023
Personal Products – 3.2%
Estee Lauder Cos., Inc. (The), Class A	1,545	134,616
Pharmaceuticals – 3.3%
Merck & Co., Inc.	2,404	141,163
Professional Services – 3.5%
Equifax, Inc.	1,198	148,516
Real Estate Management & Development – 1.8%
Jones Lang LaSalle, Inc.	787	76,221
Semiconductors & Semiconductor – 7.8%
Linear Technology Corp.	2,821	169,429
Texas Instruments, Inc.	2,329	165,010
		334,439
Specialty Retail – 13.9%
Home Depot, Inc. (The)	974	118,837
Lowe's Cos., Inc.	1,697	113,105
Tiffany & Co.	1,747	128,265
TJX Cos., Inc. (The)	1,860	137,175
Tractor Supply Co.	1,530	95,824
		593,206
Textiles, Apparel & Luxury Goods – 2.5%
NIKE, Inc., Class B	2,094	105,077
Trading Companies & Distributors – 2.9%
Fastenal Co.	3,227	125,789
Total Common Stocks
(Cost $4,274,167)		4,253,291
Money Markets and Cash Equivalents – 0.2%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 0.46%(a)	393	393
Insured Cash Sweep, 0.36%(b)	9,934	9,934
(Cost $10,327)		10,327
Total Investments – 100.0%
(Cost $4,284,494)		4,263,618
Other Assets in Excess of Liabilities – 0.0%(c)		82
Net Assets – 100.0%		$4,263,700
(a)	Reflects the 7-day yield at October 31, 2016.
(b)	Reflects the 1-day yield at October 31, 2016.
(c)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

10     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Leaders Dividend ETF
October 31, 2016

The following table summarizes valuation of the Fund's investments under the fair value hierarchy levels as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Valuation Inputs
Assets
Common Stocks*	$4,253,291	$—	$—	$4,253,291
Money Markets and Cash Equivalents	10,327	—	—	10,327
Total Assets	$4,263,618	$—	$—	$4,263,618
*	See the Schedule of Investments for breakout by security category.

During the period ended October 31, 2016, there were no transfers between Level 1 and Level 2. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.

The Fund did not hold any Level 3 securities for the period ended October 31, 2016.

Summary of Schedule of Investments

Industry	% of Net Assets
Air Freight & Logistics	6.7%
Airlines	2.5
Beverages	2.7
Capital Markets	5.9
Chemicals	2.7
Commercial Services & Supplies	4.0
Electrical Equipment	5.6
Food & Staples Retailing	3.0
Food Products	4.2
Health Care Equipment & Supplies	3.9
Health Care Providers & Services	2.1
Hotels Restaurants & Leisure	5.8
IT Services	3.3
Machinery	3.1
Media	2.8
Oil, Gas & Consumable Fuels	2.6
Personal Products	3.2
Pharmaceuticals	3.3
Professional Services	3.5
Real Estate Management & Development	1.8
Semiconductors & Semiconductor	7.8
Specialty Retail	13.9
Textiles, Apparel & Luxury Goods	2.5
Trading Companies & Distributors	2.9
Money Markets and Cash Equivalents	0.2
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0 (a)
Net Assets	100.0%
(a)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     11

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2016

	Shares	Value
Common Stocks(a) – 79.4%
Air Freight & Logistics – 5.4%
C.H. Robinson Worldwide, Inc.	1,093	$74,455
Expeditors International of Washington, Inc.	1,479	76,124
		150,579
Airlines – 2.0%
Southwest Airlines Co.	1,367	54,748
Beverages – 2.1%
Brown-Forman Corp., Class B	1,288	59,467
Capital Markets – 4.7%
FactSet Research Systems, Inc.	407	62,971
Thomson Reuters Corp.	1,727	68,061
		131,032
Chemicals – 2.2%
Sherwin-Williams Co. (The)	252	61,705
Commercial Services & Supplies – 3.1%
Waste Management, Inc.	1,345	88,313
Electrical Equipment – 4.4%
AMETEK, Inc.	1,231	54,287
Emerson Electric Co.	1,377	69,787
		124,074
Food & Staples Retailing – 2.4%
Walgreens Boots Alliance, Inc.	814	67,342
Food Products – 3.4%
Tyson Foods, Inc., Class A	1,330	94,231
Health Care Equipment & Supplies – 3.1%
Stryker Corp.	752	86,743
Health Care Providers & Services – 1.7%
McKesson Corp.	371	47,180
Hotels Restaurants & Leisure – 4.6%
Marriott International, Inc., Class A	958	65,814
Starbucks Corp.	1,180	62,623
		128,437
IT Services – 2.6%
Visa, Inc., Class A	892	73,599
Machinery – 2.5%
Wabtec Corp.	896	69,270
Media – 2.2%
Twenty-First Century Fox, Inc., Class A	2,403	63,127
Oil, Gas & Consumable Fuels – 2.1%
Valero Energy Corp.	989	58,588
Personal Products – 2.5%
Estee Lauder Cos., Inc. (The), Class A	809	70,488
Pharmaceuticals – 2.6%
Merck & Co., Inc.	1,258	73,870
Professional Services – 2.8%
Equifax, Inc.	628	77,853
Real Estate Management & Development – 1.4%
Jones Lang LaSalle, Inc.	412	39,902
Semiconductors & Semiconductor – 6.2%
Linear Technology Corp.	1,479	88,829
Texas Instruments, Inc.	1,217	86,224
		175,053

	Shares	Value
Specialty Retail – 11.1%
Home Depot, Inc. (The)	509	$62,103
Lowe's Cos., Inc.	887	59,119
Tiffany & Co.	912	66,959
TJX Cos., Inc. (The)	975	71,906
Tractor Supply Co.	804	50,354
		310,441
Textiles, Apparel & Luxury Goods – 2.0%
NIKE, Inc., Class B	1,093	54,847
Trading Companies & Distributors – 2.3%
Fastenal Co.	1,691	65,915
Total Common Stocks
(Cost $2,114,770)		2,226,804
Money Markets and Cash Equivalents(a) – 16.8%
Blackrock Federal FD 30 Instl, 0.32%(b)	286	286
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 0.46%(b)	1	1
Insured Cash Sweep, 0.36%(c)	471,163	471,163
(Cost $471,450)		471,450
Total Investments Before Securities Sold Short
(Cost $2,586,220)		2,698,254
Securities Sold Short
Common Stocks – (31.7)%
Diversified Telecommunication – (2.2)%
CenturyLink, Inc.	(2,342)	(62,250)
Electric Utilities – (10.4)%
Entergy Corp.	(933)	(68,744)
Exelon Corp.	(2,327)	(79,281)
FirstEnergy Corp.	(4,176)	(143,195)
		(291,220)
Metals & Mining – (12.0)%
Freeport-McMoRan, Inc.*	(7,852)	(87,785)
Newmont Mining Corp.	(6,763)	(250,502)
		(338,287)
Oil, Gas & Consumable Fuels – (7.1)%
EQT Corp.	(1,113)	(73,458)
Marathon Oil Corp.	(3,716)	(48,977)
Pioneer Natural Resources Co.	(424)	(75,904)
		(198,339)
Total Securities Sold Short
[Proceeds $(649,273)]		(890,096)
Total Investments – 64.5%
(Cost $1,936,947)		1,808,158
Other Assets in Excess of Liabilities – 35.5%		996,566
Net Assets – 100.0%		$2,804,724
*	Non-income producing securities.
(a)	Substantially all the securities, or a portion thereof, have been pledged as collateral for open short positions by the Fund. The aggregate market value of the collateral at October 31, 2016 was $3,224,609, which includes cash held at broker in the amount of $997,805.
(b)	Reflects the 7-day yield at October 31, 2016.
(c)	Reflects the 1-day yield at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

12     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Defender ETF
October 31, 2016

The following table summarizes valuation of the Fund's investments under the fair value hierarchy levels as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Valuation Inputs
Assets
Common Stocks*	$2,226,804	$—	$—	$2,226,804
Money Markets and Cash Equivalents	471,450	—	—	471,450
Total Assets	$2,698,254	$—	$—	$2,698,254
Liabilities
Common Stocks*	$(890,096)	$—	$—	$(890,096)
Total	$1,808,158	$—	$—	$1,808,158
*	See the Schedule of Investments for breakout by security category.

During the period ended October 31, 2016, there were no transfers between Level 1 and Level 2. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.

The Fund did not hold any Level 3 securities for the period ended October 31, 2016.

Summary of Schedule of Investments

Industry	% of Net Assets
Air Freight & Logistics	5.4%
Airlines	2.0
Beverages	2.1
Capital Markets	4.7
Chemicals	2.2
Commercial Services & Supplies	3.1
Diversified Telecommunication	(2.2)
Electric Utilities	(10.4)
Electrical Equipment	4.4
Food & Staples Retailing	2.4
Food Products	3.4
Health Care Equipment & Supplies	3.1
Health Care Providers & Services	1.7
Hotels Restaurants & Leisure	4.6
IT Services	2.6
Machinery	2.5
Media	2.2
Metals & Mining	(12.0)
Oil, Gas & Consumable Fuels	(5.0)
Personal Products	2.5
Pharmaceuticals	2.6
Professional Services	2.8
Real Estate Management & Development	1.4
Semiconductors & Semiconductor	6.2
Specialty Retail	11.1
Textiles, Apparel & Luxury Goods	2.0
Trading Companies & Distributors	2.3
Money Markets and Cash Equivalents	16.8
Total Investments	64.5
Other Assets in Excess of Liabilities	35.5
Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     13

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2016

	Shares	Value
Common Stocks – 99.5%
Air Freight & Logistics – 6.3%
C.H. Robinson Worldwide, Inc.	1,089	$74,183
Expeditors International of Washington, Inc.	1,667	85,800
		159,983
Airlines – 2.9%
Southwest Airlines Co.	1,806	72,330
Beverages – 2.9%
Brown-Forman Corp., Class B	1,574	72,672
Capital Markets – 6.2%
FactSet Research Systems, Inc.	527	81,537
Thomson Reuters Corp.	1,933	76,180
		157,717
Chemicals – 2.6%
Sherwin-Williams Co. (The)	266	65,133
Commercial Services & Supplies – 3.4%
Waste Management, Inc.	1,321	86,737
Electrical Equipment – 5.7%
AMETEK, Inc.	1,630	71,883
Emerson Electric Co.	1,432	72,574
		144,457
Food & Staples Retailing – 3.1%
Walgreens Boots Alliance, Inc.	947	78,345
Food Products – 3.3%
Tyson Foods, Inc., Class A	1,171	82,965
Health Care Equipment & Supplies – 3.3%
Stryker Corp.	727	83,860
Health Care Providers & Services – 2.3%
McKesson Corp.	462	58,753
Hotels Restaurants & Leisure – 6.0%
Marriott International, Inc., Class A	1,096	75,295
Starbucks Corp.	1,451	77,005
		152,300
IT Services – 3.4%
Visa, Inc., Class A	1,041	85,893
Machinery – 2.9%
Wabtec Corp.	955	73,831
Media – 2.7%
Twenty-First Century Fox, Inc., Class A	2,637	69,274

	Shares	Value
Oil, Gas & Consumable Fuels – 3.3%
Valero Energy Corp.	1,425	$84,417
Personal Products – 2.9%
Estee Lauder Cos., Inc. (The), Class A	833	72,579
Pharmaceuticals – 3.3%
Merck & Co., Inc.	1,399	82,149
Professional Services – 3.2%
Equifax, Inc.	655	81,200
Real Estate Management & Development – 2.6%
Jones Lang LaSalle, Inc.	674	65,277
Semiconductors & Semiconductor – 8.1%
Linear Technology Corp.	1,722	103,423
Texas Instruments, Inc.	1,415	100,253
		203,676
Specialty Retail – 13.8%
Home Depot, Inc. (The)	570	69,546
Lowe's Cos., Inc.	1,018	67,850
Tiffany & Co.	1,121	82,304
TJX Cos., Inc. (The)	1,018	75,077
Tractor Supply Co.	850	53,235
		348,012
Textiles, Apparel & Luxury Goods – 2.8%
NIKE, Inc., Class B	1,394	69,951
Trading Companies & Distributors – 2.5%
Fastenal Co.	1,636	63,771
Total Common Stocks
(Cost $2,470,384)		2,515,282
Money Markets and Cash Equivalents – 0.5%
Goldman Sachs Financial Square Money Market Fund, Institutional Shares, 0.46%(a)	277	277
Insured Cash Sweep, 0.36%(b)	13,764	13,764
(Cost $14,041)		14,041
Total Investments – 100.0%
(Cost $2,484,425)		2,529,323
Liabilities in Excess of Other Assets – (0.0)%(c)		(998)
Net Assets – 100.0%		$2,528,325
(a)	Reflects the 7-day yield at October 31, 2016.
(b)	Reflects the 1-day yield at October 31, 2016.
(c)	Rounds to less than 0.1%.

The following table summarizes valuation of the Fund's investments under the fair value hierarchy levels as of October 31, 2016:

	Level 1	Level 2	Level 3	Total
Valuation Inputs
Assets
Common Stocks*	$2,515,282	$—	$—	$2,515,282
Money Markets and Cash Equivalents	14,041	—	—	14,041
Total Assets	$2,529,323	$—	$—	$2,529,323
*	See the Schedule of Investments for breakout by security category.

The accompanying notes are an integral part of these financial statements.

14     Reality Shares ETF Trust

Schedule of Investments
Reality Shares DIVCON Dividend Guard ETF
October 31, 2016

During the period ended October 31, 2016, there were no transfers between Level 1 and Level 2. It is the Fund’s policy to recognize transfers into and out of all levels at the beginning of the reporting period.

The Fund did not hold any Level 3 securities for the period ended October 31, 2016.

Summary of Schedule of Investments

Industry	% of Net Assets
Air Freight & Logistics	6.3%
Airlines	2.9
Beverages	2.9
Capital Markets	6.2
Chemicals	2.6
Commercial Services & Supplies	3.4
Electrical Equipment	5.7
Food & Staples Retailing	3.1
Food Products	3.3
Health Care Equipment & Supplies	3.3
Health Care Providers & Services	2.3
Hotels Restaurants & Leisure	6.0
IT Services	3.4
Machinery	2.9
Media	2.7
Oil, Gas & Consumable Fuels	3.3
Personal Products	2.9
Pharmaceuticals	3.3
Professional Services	3.2
Real Estate Management & Development	2.6
Semiconductors & Semiconductor	8.1
Specialty Retail	13.8
Textiles, Apparel & Luxury Goods	2.8
Trading Companies & Distributors	2.5
Money Markets and Cash Equivalents	0.5
Total Investments	100.0
Liabilities in Excess of Other Assets	(0.0	)(a)
Net Assets	100.0%
(a)	Rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     15

Statements of Assets and Liabilities
October 31, 2016

	Reality Shares DIVS ETF		Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Guard ETF
Assets:
Investments, at value	$33,333,499	#	$4,263,618	$2,698,254	$2,529,323
Cash	—		—	—	3
Due from broker	—		—	997,805	—
Receivables
Dividend receivable	—		1,562	818	847
Swap income receivable	19,040		—	—	—
Interest receivable	9,578		1	1	—
Unrealized appreciation on swaps (Note 7)	775,287		—	—	—
Total Assets	34,137,404		4,265,181	3,696,878	2,530,173
Liabilities:
Securities sold short, at value	—		—	890,096	—
Payables
Capital stock purchased	1,204,830		—	—	—
Advisory fees (Note 4)	24,042		1,481	2,051	1,848
Unrealized depreciation on swaps (Note 7)	25,550		—	—	—
Due to broker	750,525		—	—	—
Other accrued expenses	—		—	7	—
Total Liabilities	2,004,947		1,481	892,154	1,848
Net Assets	$32,132,457		$4,263,700	$2,804,724	$2,528,325
Net Assets Consist of:
Paid-in capital	$31,382,720		$4,286,656	$2,938,244	$2,908,892
Undistributed (accumulated) net investment income (loss)	—		221	(4,024)	(239)
Undistributed (accumulated) net realized gain (loss) on investments, swaps and securities sold short	—		(2,301)	(707)	(425,226)
Net unrealized appreciation (depreciation) on investments, swaps and securities sold short	749,737		(20,876)	(128,789)	44,898
Net Assets	$32,132,457		$4,263,700	$2,804,724	$2,528,325
Shares outstanding (unlimited number of shares of beneficial interest authorized, no par value)	1,329,348		175,000	125,000	125,000
Net asset value (offering price and redemption price) per share	$24.17		$24.36	$22.44	$20.23
Investments, at cost	$33,333,499		$4,284,494	$2,586,220	$2,484,425
Securities sold short, proceeds	$—		$—	$649,273	$—
#	Includes cash received from broker as collateral for swap

The accompanying notes are an integral part of these financial statements.

16     Reality Shares ETF Trust

Statements of Operations
Year/Period Ended October 31, 2016

	Reality Shares DIVS ETF	Reality Shares DIVCON Leaders Dividend ETF(1)	Reality Shares DIVCON Dividend Defender ETF(2)	Reality Shares DIVCON Dividend Guard ETF(2)
Investment Income:
Dividend income	$—	$43,432	$26,859	$27,643
Interest income	120,244	39	1,438	1,522
Foreign withholding tax	—	(642)	(382)	(403)
Total Income	120,244	42,829	27,915	28,762
Expenses:
Advisory fees (Note 4)	303,698	11,342	17,586	17,238
Borrowing fees on securities sold short	—	—	1,262	1,404
Dividends on securities sold short	—	—	13,091	10,359
Total Expenses	303,698	11,342	31,939	29,001
Net investment income (loss)	(183,454)	31,487	(4,024)	(239)
Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	—	(2,301)	(707)	4,822
Securities sold short	—	—	—	(430,048)
Swaps	70,711	—	—	—
In-kind redemptions	—	55,784	—	—
Net realized gain (loss)	70,711	53,483	(707)	(425,226)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	(20,876)	112,034	44,898
Securities sold short	—	—	(240,823)	—
Swaps	1,011,662	—	—	—
Net change in unrealized appreciation (depreciation)	1,011,662	(20,876)	(128,789)	44,898
Net realized and unrealized gain (loss)	1,082,373	32,607	(129,496)	(380,328)
Increase (decrease) in net assets resulting from operations	$898,919	$64,094	$(133,520)	$(380,567)
(1)	Commencement of operations was January 6, 2016.
(2)	Commencement of operations was January 14, 2016.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     17

Statements of Changes in Net Assets

	Reality Shares DIVS ETF		Reality Shares DIVCON Leaders Dividend ETF	Reality Shares DIVCON Dividend Defender ETF	Reality Shares DIVCON Dividend Guard ETF
	Year Ended October 31, 2016	For the Period December 18, 2014* to October 31, 2015	For the Period January 6, 2016* to October 31, 2016	For the Period January 14, 2016* to October 31, 2016	For the Period January 14, 2016* to October 31, 2016
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$(183,454)	$(161,147)	$31,487	$(4,024)	$(239)
Net realized gain (loss)	70,711	923,451	53,483	(707)	(425,226)
Net change in unrealized appreciation (depreciation)	1,011,662	(261,925)	(20,876)	(128,789)	44,898
Net increase (decrease) in net assets resulting from operations	898,919	500,379	64,094	(133,520)	(380,567)
Distributions to Shareholders from:		—	—	—	—
Net investment income	—	—	(31,266)	—	(906)
Realized gains	(762,307)	—	—	—	—
Total distributions to shareholders	(762,307)	—	(31,266)	—	(906)
Shareholder Transactions:
Proceeds from shares sold	19,037,243	33,588,764	5,448,430	2,938,267	2,909,822
Cost of shares redeemed	(17,094,868)	(4,135,673)	(1,217,558)	(23)	(24)
Net increase (decrease) in net assets resulting from shareholder transactions	1,942,375	29,453,091	4,230,872	2,938,244	2,909,798
Increase (decrease) in net assets	2,078,987	29,953,470	4,263,700	2,804,724	2,528,325
Net Assets:
Beginning of year	30,053,470	100,000	—	—	—
End of year	$32,132,457	$30,053,470	$4,263,700	$2,804,724	$2,528,325
Including undistributed net investment income	$—	$—	$221	$—	$—
Changes in Shares Outstanding:
Shares outstanding, beginning of year/period	1,254,348	4,348	—	—	—
Shares sold	800,000	1,425,000	225,001	125,001	125,001
Shares redeemed	(725,000)	(175,000)	(50,001)	(1)	(1)
Shares outstanding, end of year/period	1,329,348	1,254,348	175,000	125,000	125,000
*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

18     Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVS ETF
For a share outstanding throughout each year/period presented.

	Year Ended October 31, 2016		For the Period December 18, 2014(1) to October 31, 2015
Per Share Operational Performance:
Net asset value, beginning of year/period	$23.96		$23.00
Investment operations:
Net investment gain (loss)(2)	(0.12)		(0.17)
Net realized and unrealized gain (loss)	0.79		1.13
Total from investment operations	0.67		0.96
Distributions to Shareholders from:
Realized gains	(0.46)		—
Total distributions	(0.46)		—
Net asset value, end of year/period	$24.17		$23.96
Total Return at Net Asset Value	2.88%		4.17	%(3)
Net assets, end of year/period (000’s) omitted	$32,132		$30,053
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.85%		0.85	%(4)
Net investment income (loss)	(0.51)%		(0.82	)%(4)
Portfolio turnover rate(5)	0.00	%(6)	1,475.00	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.
(6)	The Fund did not purchase or hold any long-term securities in the current year. Dividend Swaps are not included in the calculation of the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     19

Financial Highlights
Reality Shares DIVCON Leaders Dividend ETF
For a share outstanding throughout the period presented.

	For the Period January 6, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of period	$24.06
Investment operations:
Net investment gain (loss)(2)	0.24
Net realized and unrealized gain (loss)	0.33
Total from investment operations	0.57
Distributions to Shareholders from:
Net investment income	(0.27)
Net asset value, end of period	$24.36
Total Return at Net Asset Value(3)	2.38%
Net assets, end of period (000’s) omitted	$4,264
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses	0.43	%(4)
Net investment income (loss)	1.19	%(4)
Portfolio turnover rate(5)	3.38	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

20     Reality Shares ETF Trust

Financial Highlights
Reality Shares DIVCON Dividend Defender ETF
For a share outstanding throughout the period presented.

	For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of period	$23.55
Investment operations:
Net investment gain (loss)(2)	(0.04)
Net realized and unrealized gain (loss)	(1.07)
Total from investment operations	(1.11)
Net asset value, end of period	$22.44
Total Return at Net Asset Value(3)	(4.72)%
Net assets, end of period (000’s) omitted	$2,805
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses(6)	1.54	%(4)
Net investment income (loss)	(0.19	)%(4)
Portfolio turnover rate(5)	4.18	%(3)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover rate excludes securities received or delivered in-kind.
(6)	Includes expenses associated with short sale transactions of 0.06% and dividend expense of 0.63%.

The accompanying notes are an integral part of these financial statements.

Reality Shares ETF Trust     21

Financial Highlights
Reality Shares DIVCON Dividend Guard ETF
For a share outstanding throughout the period presented.

	For the Period January 14, 2016(1) to October 31, 2016
Per Share Operational Performance:
Net asset value, beginning of period	$23.71
Investment operations:
Net investment gain (loss)(2)	(0.00	)(3)
Net realized and unrealized gain (loss)	(3.47)
Total from investment operations	(3.47)
Distributions to Shareholders from:
Net investment income	(0.01)
Net asset value, end of period	$20.23
Total Return at Net Asset Value(4)	(14.66)%
Net assets, end of period (000’s) omitted	$2,528
Ratios/Supplemental Data:
Ratio to average net assets of:
Expenses(5)	1.43	%(6)
Net investment income (loss)	(0.01	)%(6)
Portfolio turnover rate(7)	64.92	%(4)
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Amount represents less than $0.005.
(4)	Not Annualized.
(5)	Includes expenses associated with short sale transactions of 0.07% and dividend expense of 0.51%.
(6)	Annualized.
(7)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

22     Reality Shares ETF Trust

Notes to Financial Statements
October 31, 2016

1. ORGANIZATION

The Reality Shares ETF Trust (the “Trust”) was organized as a Delaware statutory trust on March 26, 2013 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). At the fiscal year ended October 31, 2016, the Trust offered 4 investment funds (each a “Fund”, and collectively the “Funds”), with each Fund being classified at fiscal year/period ended as non-diversified under the 1940 Act. Please see each Fund’s prospectus for investment objective information.

Fund	Commencement of Operations Date
Reality Shares DIVS ETF	December 18, 2014
Reality Shares DIVCON Leaders Dividend ETF	January 6, 2016
Reality Shares DIVCON Dividend Defender ETF	January 14, 2016
Reality Shares DIVCON Dividend Guard ETF	January 14, 2016

The shares of Reality Shares DIVS ETF are listed and traded on the New York Stock Exchange (“NYSE”) Arca, Inc. and other secondary markets. The shares of Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF are listed and traded on BATS and other secondary markets. The market price of each Fund may be below, at, or above their net asset value (“NAV”). The Funds are considered Investment Companies under U.S. generally accepted accounting principal (“GAAP”) and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification 946.

2. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in conformity with U.S. GAAP, which require management to make certain estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in its preparation of its financial statements:

Investment Transactions and Investment Income:  Investment transactions are recorded on the trade date. Realized gains and losses on sales of investment securities are calculated using specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums over the lives of the respective securities, is recorded on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Cash and Cash Equivalents:  Cash and cash equivalents are short-term, liquid investments in money market funds with financial institutions. The Funds may also invest in FDIC-insured cash sweep deposits (“ICS”) and certificates of deposit (“CDARS”) through an account registry service. Cash and cash equivalents are carried at cost which approximates fair value.

Credit and Counter Party Exposure:  The Reality Shares DIVS ETF has investments in swap contracts which are detailed in the Fund’s Schedule of Investments. Such swap contracts disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a swap contract may cause it to default on its obligations. The Fund’s credit and counterparty exposure with respect to these swap contracts is generally represented by their value recorded in the Fund’s Statements of Assets and Liabilities. The Fund may invest in financial instruments involving counterparties that attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, the Fund is exposed to the risk that the counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty becomes bankrupt or defaults on its payment obligations to the Fund, the Fund may not receive the full amount that it is entitled to receive. If this occurs, the value of your shares in the Fund will decrease.

Distributions:  Distributions to shareholders from investment income and capital gains are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Due from broker:  Due from broker represents deposits with a broker that are used as collateral pledged to a broker for short sales. As of the fiscal year ended October 31, 2016, RealityShares DIVCON Dividend Defender ETF had amounts due from one broker.

Due to broker:  Due to broker represent collateral received from broker for swap contracts. As of the fiscal year ended October 31, 2016, RealityShares DIVS ETF had amounts due to one broker.

Reality Shares ETF Trust     23

Notes to Financial Statements (continued)

Short Sales:  Each Fund may sell securities they do not own as a hedge against long positions and/or in anticipation of a decline in the market value of a security. If a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Funds may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open, if any, are recorded on the ex-date as an expense. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. During the period ended October 31, 2016, both the Reality Shares DIVCON Dividend Defender ETF and the Reality Shares DIVCON Dividend Guard ETF engaged in short sale activity.

Each Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash deposited with broker for collateral for securities sold short is recorded as the asset “Due from broker” on the Statements of Assets and Liabilities and securities segregated as collateral (if any) are denoted in the Schedule of Investments. Each Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities; and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. This income or fee is calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on the availability of the security and is shown on the Statements of Operations, if any. Deposits with brokers and segregated cash for securities sold short represent cash balances on deposit with the Funds’ prime broker and Custodian. Each Fund is subject to credit risk should the prime broker or Custodian be unable to meet its obligations to the Funds.

Swaps:  Changes in the underlying value of the swap contracts are recorded as unrealized appreciation or depreciation on swaps.

Organizational Expense:  All organizational and offering expenses of the Trust were borne by the Investment Advisor and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the Statements of Assets and Liabilities.

3. SECURITIES VALUATION

Investment Valuation:  The NAV per share is computed as of the scheduled close of regular trading on the NYSE, ordinarily 4:00 p.m. eastern time, on each day during which the NYSE is open for trading. For purposes of calculating NAV, portfolio investments generally are valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange or a major market-maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, or a major market-maker (or dealer) or (iii) based on amortized cost, which typically approximates fair value, if it can reasonably be concluded at the time of each such valuation that the amortized cost value of the security is approximately the same as the security’s value determined in accordance with market-based factors.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in Money Markets are valued at their closing NAV each business day.

ICS and CDARS are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates and are valued at their closing cash balance each business day.

Non-exchange-traded swap transactions are normally valued on the basis of quotations or an equivalent indication of value supplied by an independent pricing service or major market-makers or dealers. The Funds may use various third-party pricing services, or discontinue the use of any third-party pricing service, as determined by the Board of Trustees from time to time.

Under supervision of the Board of Trustees, Reality Shares Advisors, LLC (the “Advisor”) formed a Fair Value Pricing Committee (the “Committee”) to perform certain functions as they relate to the administration and oversight of the Trust’s valuation procedures. Under these procedures, the Committee convenes on a periodic and ad-hoc basis to review pricing of such securities and instruments, and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

In certain instances, such as when reliable market valuations are not readily available or are not deemed to reflect current market values, the Trust’s investments will be fair valued in accordance with its pricing policy and procedures. Securities that are valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.”

24     Reality Shares ETF Trust

Notes to Financial Statements (continued)

When fair-value pricing is employed, the prices of securities used by the Funds to calculate NAV may differ from quoted or published prices for the same securities.

Fair Valuation Measurement:  The Financial Accounting Standards Board established a framework for measuring fair value in accordance with GAAP. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of a fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of inputs of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices by securities dealers or third-party valuation sources as approved by the Board of Trustees, or quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund's investments at October 31, 2016 is disclosed at the end of each Fund's Schedule of Investments.

4. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Fee:  Under an Advisory Agreement and subject to the supervision of the Board of Trustees, the Advisor is responsible for managing the investment activities of the Trust and the Trust’s business affairs and other administrative matters. For its services, the Funds pay the Advisor an advisory fee, based on the average daily net assets of each Fund at the following annual rates:

Fund	Advisory Fee
Reality Shares DIVS ETF	0.85%
Reality Shares DIVCON Leaders Dividend ETF	0.43%
Reality Shares DIVCON Dividend Defender ETF	0.85%
Reality Shares DIVCON Dividend Guard ETF	0.85%

Such fees are accrued daily and paid monthly. The advisory fee is a unitary fee, whereby the Advisor has agreed to pay all expenses of the Funds excluding (i) brokerage expenses and other fees, or expenses incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (iv) acquired fund fees and expenses; (v) distribution fees and expenses, if any, paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (vi) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes) and (vii) dividends and expenses associated with securities sold short, subject to any expense limitation agreements.

Expenses Associated with Securities Sold Short:  Effective December 9, 2015 the Trust and the Advisor have entered into a written fee waiver and expense reimbursement agreement pursuant to which the Advisor has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep aggregate interest expenses on securities sold short from exceeding 0.10% of the average daily net assets of the Reality Shares DIVCON Dividend Defender and Reality Shares DIVCON Dividend Guard Funds until February 28, 2017 (the “Expense Limitation”), unless renewed. The Advisor may recover all or a portion of its fee reductions or expense reimbursements within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ expenses associated with short sales transactions are above the Expense Limitation. This agreement may be terminated: (i) by the Board of Trustees for any reason at any time, or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2017, or as of the close of business on the last day of the then-current one-year period, as applicable. As of October 31, 2016 there were no outstanding waivers of borrowing fees on securities sold short.

Reality Shares ETF Trust     25

Notes to Financial Statements (continued)

Distribution and Service Fees:  ALPS Distributors, Inc. (the “Distributor”) serves as the Trust’s Distributor. The Distributor will not distribute shares in less than Creation Units, as defined in Note 5, and does not maintain a secondary market in shares. The shares are expected to be traded in the secondary market.

No distribution fees are currently paid by the Trust and there are no current plans to impose a fee.

Administrator, Custodian, Accounting Agent and Transfer Agent Services:  The Bank of New York Mellon (in each capacity, the “Administrator”, “Custodian,” “Accounting Agent” or “Transfer Agent”) serves as the Trust’s Administrator, Custodian, Accounting Agent and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

CCO:  ALPS Distributors, Inc. serves as the funds CCO pursuant to a CCO agreement and receives a fee for those services performed. Certain Trustees and Officers of the Funds are also officers of the Advisor.

5. CREATION AND REDEMPTION TRANSACTIONS

Each Fund issues and redeems shares at NAV only in aggregated lots of 25,000 shares or more (each, a “Creation Unit”). Because non-exchange traded instruments, certain listed derivatives and securities sold short are not currently eligible for in-kind transfers, they will be substituted with cash in the purchase or redemption of Creation Units of each Fund. Specifically, each Fund will not accept (or offer) swaps, exchange-traded options, over-the-counter (“OTC”) options, exchange-traded futures, forward contracts or securities sold short in the creation or redemption of its shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, shares of the Funds are not redeemable securities.

A flat transaction fee of $500 for standard settlement is imposed for each Fund, for each creation or redemption transaction. The fee is imposed for the transfer and other transaction costs associated with the creation or redemption of Creation Units, as applicable. In addition to the flat transaction fee, the Funds may charge an additional variable fee for creations and redemptions in cash, to offset brokerage and impact expenses associated with a cash transaction.

Only “Authorized Participants” who have entered into contractual arrangements with the Distributor may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a “Participant Agreement” with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

6. PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind purchases and redemptions and short-term investments) for the fiscal year/period ended October 31, 2016 were as follows:

Fund	Purchases	Sales
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF*	108,123	109,227
Reality Shares DIVCON Dividend Defender ETF**	117,579	765,715
Reality Shares DIVCON Dividend Guard ETF**	3,098,797	1,532,574
*	For the period January 6, 2016 (commencement of operations) to October 31, 2016.
**	For the period January 14, 2016 (commencement of operations) to October 31, 2016.

For the fiscal year/period ended October 31, 2016, the cost of in-kind purchases and the proceeds from in-kind redemptions were as follows:

Fund	Purchases	Sales
Reality Shares DIVS ETF	$—	$—
Reality Shares DIVCON Leaders Dividend ETF*	5,433,485	1,211,696
Reality Shares DIVCON Dividend Defender ETF**	2,114,342	—
Reality Shares DIVCON Dividend Guard ETF**	1,329,389	—
*	For the period January 6, 2016 (commencement of operations) to October 31, 2016.
**	For the period January 14, 2016 (commencement of operations) to October 31, 2016.

26     Reality Shares ETF Trust

Notes to Financial Statements (continued)

7. DERIVATIVE INSTRUMENTS

Swaps:  A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the notional positions held by each swap counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for some swaps. Therefore, some swaps are subject to credit risk or the risk of default or non-performance by the counterparty. During the fiscal year/period ended October 31, 2016, only the Reality Shares DIVS ETF engaged in swap transactions. The swap contracts are marked to market daily.

When a Fund has an unrealized loss on a swap agreement, the Fund has instructed the Custodian to pledge cash or liquid securities as collateral with an approximate value of the amount equal to unrealized loss. Collateral pledges are monitored daily and subsequently adjusted at predetermined levels if and when the swap valuations fluctuate.

When a fund has an unrealized gain on a swap contract, no collateral is required from the Fund to the swap counterparty. In this instance, the Fund may seek to mitigate counterparty risk by generally requiring the swap counterparty to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to the unrealized gain on the swap, subject to certain minimum thresholds. As of October 31, 2016, BNP Paribas posted cash of $750,525 to the Reality Shares DIVS ETF in Cash.

Pursuant to documentation governing a Fund’s swap transactions between a Fund and its counterparties, the counterparties have the right to terminate the swaps early in the event that the net assets of the Fund decline below specific levels set forth in the swap agreement. In the event of early termination, the counterparty may require the Fund to pay or receive a settlement amount not greater than the current outstanding net unrealized depreciation in connection with the terminated swap transaction. As of October 31, 2016, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination.

Dividend Swaps:  The Reality Shares DIVS ETF may enter into dividend swaps in order to gain exposure to changes in the expected dividend value of the large cap securities of the S&P 500 Index. Dividend swaps are over-the-counter derivative contracts that allow investors exposure to the actual dividend value that will be paid by the constituents of an index over a period of time. In a typical dividend swap transaction, the buyer and seller agree at inception to the aggregate value of dividends expected to be paid on the index constituents over the term of the contract — the expected dividend value. At the maturity of the contract, the buyer pays/receives to/from the seller the net difference between the expected dividend value and the aggregate value of actual dividends paid by the index constituents — the actual dividend value. During the life of a dividend swap, the contract is valued on the current expected dividend value of the index for the specific contract period. As the contract approaches maturity, the expected dividend value will change primarily based on information about actual dividends until final settlement of the contract where expected dividend value and actual dividend value converge.

The notional amounts and the unrealized appreciation (depreciation) of the dividend swaps appearing in the Schedule of Investments for the Reality Shares DIVS ETF is representative of the average volume of derivative exposure for the fiscal year ended October 31, 2016.

FASB ASC 815, “Derivatives and Hedging” (“ASC 815”), is applicable to all entities that issue or hold derivative instruments. ASC 815 requires qualitative disclosures about objectives and strategies for using derivatives and distinguishes between instruments used to manage risk and those used for other purposes.

The effect of derivative instruments on the Reality Shares DIVS ETF’s Statement of Assets and Liabilities at October 31, 2016:

	Equity Contracts	Total
Asset Derivatives:
Reality Shares DIVS ETF
Unrealized Appreciation on Swaps	$775,287	$775,287
Liability Derivatives:
Reality Shares DIVS ETF
Unrealized Depreciation on Swaps	(25,550)	(25,550)
Total	$749,737	$749,737

Reality Shares ETF Trust     27

Notes to Financial Statements (continued)

The effect of derivatives instruments on the Reality Shares DIVS ETF’s Statement of Operations for the fiscal year ended October 31, 2016:

	Equity Contracts	Total
Reality Shares DIVS ETF
Net Realized Gain (Loss) on:
Dividend Swaps	$70,711	$70,711
Net Change in Unrealized Appreciation (Depreciation) on:
Dividend Swaps	1,011,662	1,011,662

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds have entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment.

Collateral requirements generally differ by type of derivative instrument. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds do not offset assets and liabilities subject to a master netting arrangement or similar agreements in the Statements of Assets and Liabilities. Therefore all qualified transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2016, the Funds have transactions subject to enforceable master netting agreements. A reconciliation of the gross amount on the Statements of Assets and Liabilities to the net amounts, including collateral exposure, are included in the following table by counterparty:

Assets:

Amounts Not Offset in the Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts of Assets Offset in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged/(Received)*	Net Amount Due from Counterparty
Reality Shares DIVS ETF
Unrealized Appreciation on Dividend Swaps	BNP Paribas	$743,535	$—	$—	$(743,535)	$—
Unrealized Appreciation on Dividend Swaps	JP Morgan	31,752	(25,550)	—	—	6,202
Total		$775,287	$(25,550)	$—	$(743,535)	$6,202

Liabilities:

Amounts Not Offset in the Statement of Assets and Liabilities
Description	Counterparty	Gross Amounts of Assets Offset in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged/(Recieved)*	Net Amount Due from Counterparty
Reality Shares DIVS ETF
Unrealized Depreciation on Dividend Swaps	JP Morgan	$25,550	$(25,550)	$—	$—	$—
Total		$25,550	$(25,550)	$—	$—	$—
*	These amounts are limited to the derivative asset/liability and accordingly, do not include excess collateral pledged.

8. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists owing to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). Some principal risk factors affecting your investments in the Funds are set forth below:

28     Reality Shares ETF Trust

Notes to Financial Statements (continued)

Counterparty Risk:  The Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Advisor seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges, where possible. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Market Risk:  Market risk is the risk that the market price of a security may move up and down, sometimes rapidly and unpredictably. The market prices of the Funds’ portfolio holdings are influenced by many factors. There can be no guarantees these strategies will be successful. As a result, the performance of the Funds could vary from its stated objective.

Non-Diversification Risk:  The Funds are non-diversified, which means that they may invest in fewer instruments or issuers than a diversified fund. As a result, the Funds may be more susceptible to a single adverse economic or other occurrence and may therefore be more volatile than a more diversified fund.

Short Sales Risk:  (for The Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF) A short sale involves the sale of a security that the Fund does not own with the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that they will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Funds that is potentially unlimited. Investment in short sales may also cause the Funds to incur expenses related to borrowing securities. There can be no guarantee that a stock included in the short portfolio of the requisite benchmark index will be available on the open market for the Funds to sell short. Under these circumstances, the Funds may sell short a different security in order to provide a similar economic effect as if the stock or stocks in the short portfolio were available. However, such strategy may not provide successful, and the Funds could experience a loss or its performance could deviate from the performance of the benchmark index.

Swap Risk:  The Funds may engage in swap transactions and are therefore subject to swap risk. The risks of swaps include: (i) an imperfect correlation between the movement in prices of the swap and the instruments underlying them; (ii) lack of liquidity in transacting the swap contract; (iii) difficulty in obtaining an accurate value for the swaps; (iv) the risk that the counterparty to the swap will default or otherwise fail to honor or become delayed in its ability to honor its obligation; and (v) the risk that the Funds may not be able to enter into a new swap contract at a favorable price after a swap contract to which it is currently a party expires or is terminated. Specifically dividend swaps are subject to a risk that the movement in swap prices may not be correlated to the actual dividends paid by the stocks underlying them.

Each Funds’ prospectus and SAI contains additional information about the principal risks of investing in each Fund.

9. FEDERAL INCOME TAX

Each Fund is treated as a separate entity for federal income tax purposes and intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in each Fund on the applicable record date, at least annually. Net realized capital gains, if any, will be distributed by each Fund at least annually. The amount of dividends distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.

anagement evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (since inception), and has concluded that no provisions for federal, state and local income tax are required in any of the Funds’ financial statements. The Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

At October 31, 2016, the cost of investments on a tax basis was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation*
Reality Shares DIVS ETF	$33,333,499	$—	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	4,284,494	216,612	(237,488)	(20,876)
Reality Shares DIVCON Dividend Defender ETF	2,586,220	444,894	(332,860)	112,034
Reality Shares DIVCON Dividend Guard ETF	2,485,185	169,505	(125,367)	44,138

Reality Shares ETF Trust     29

Notes to Financial Statements (concluded)

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals.

At October 31, 2016, the components of undistributed or accumulated earnings/loss on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings
Reality Shares DIVS ETF	$—	$—	$—	$749,737	$749,737
Reality Shares DIVCON Leaders Dividend ETF	221	—	(2,301)	(20,876)	(22,956)
Reality Shares DIVCON Dividend Defender ETF	(4,024)	—	(707)	(128,789)	(133,520)
Reality Shares DIVCON Dividend Guard ETF	(239)	—	(424,466)	44,138	(380,567)
*	Difference in unrealized Appreciation/Depreciation for Reality Shares DIVS ETF and Reality Shares Dividend Defender ETF are dividend swaps and short positions, respectively.

Certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. At October 31, 2016, the Funds elected to defer the following late year loss deferrals as follows: Reality Shares DIVCON Dividend Defender ETF ($4,024) and Reality Shares DIVCON Dividend Guard ETF ($239).

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of net operating losses and realized gains and losses on in-kind transactions.

At October 31, 2016, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Fund	Undistributed Net Investment Income	Accumulated Capital and Other Losses	Paid-in Capital
Reality Shares DIVS ETF	$183,454	$(70,708)	$(112,746)
Reality Shares DIVCON Leaders Dividend ETF	—	(55,784)	55,784
Reality Shares DIVCON Dividend Defender ETF	—	—	—
Reality Shares DIVCON Dividend Guard ETF	906	—	(906)

The tax character of distributions paid during the years ended October 2016 and 2015 were as follows:

	2016			2015
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Reality Shares DIVS ETF	$208,236	$554,071	$—	$—	$—	$—
Reality Shares DIVCON Leaders Dividend ETF	31,266	—	—	—	—	—
Reality Shares DIVCON Dividend Defender ETF	—	—	—	—	—	—
Reality Shares DIVCON Dividend Guard ETF	906	—	—	—	—	—

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period and such losses will retain their character as either short term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At October 31, 2016, for Federal income tax purposes, the Funds had capital loss carryforwards available to offset future capital gains as per the guidelines set forth in the Act:

Fund	Non-Expiring Short Term Losses
Reality Shares DIVS ETF	$—
Reality Shares DIVCON Leaders Dividend ETF	2,301
Reality Shares DIVCON Dividend Defender ETF	707
Reality Shares DIVCON Dividend Guard ETF	424,466

10. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On March 9, 2016, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, Cohen & Company Ltd. as the independent registered public accounting firm of the Trust for the fiscal year ending October 31, 2016. Prior to the Trust’s fiscal year ended October 31, 2016, the Trust’s financial statements were audited by Ernst & Young LLP (the “Prior Auditor”).

30     Reality Shares ETF Trust

Notes to Financial Statements (concluded)

The Audit Committee approved and the Board of Trustees ratified and approved the dismissal of the Prior Auditor as the independent registered public accounting firm of the Trust on and effective as March 9, 2016. The Prior Auditor’s report on the financial statements of the Trust for the previous year did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report. In addition, there were no reportable events of the kind described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

11. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. No notable events have occurred between period end and the issuance of the financial statements.

Reality Shares ETF Trust     31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Reality Shares ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Reality Shares DIVS ETF, Reality Shares DIVCON Leaders Dividend ETF, Reality Shares DIVCON Dividend Defender ETF, and Reality Shares DIVCON Dividend Guard ETF (the“Funds”), each a series of Reality Shares ETF Trust,as of October 31, 2016, and the related statements of operations, and changes in net assets and financial highlights for the year then ended for Reality Shares DIVS ETF, and the related statements of operations, and changes in net assets and financial highlights for the period January 6, 2016 (commencement of operations) through October 31, 2016 for Reality Shares DIVCON Leaders Dividend ETF, and the related statements of operations, and changes in net assets and financial highlights for the period January 14, 2016 (commencement of operations) through October 31, 2016 for Reality Shares DIVCON Dividend Defender ETF and Reality Shares DIVCON Dividend Guard ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Reality Shares DIVS ETF financial statements and financial highlights for the period ended October 31, 2015, were audited by other auditors, whose report dated December 11, 2015, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reality Shares DIVS ETF, Reality Shares DIVCON Leaders ETF, Reality Shares DIVCON Dividend Defender ETF, and Reality Shares DIVCON Dividend Guard ETF as of October 31, 2016, the results of their operations, changes in their net assets, and the financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 16, 2016

32     Reality Shares ETF Trust

Board of Trustees and Officers (Unaudited)

The business of the Trust is managed by the Board of Trustees. The Board of Trustees elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and Officer of the Trust is set forth below, along with the public directorships held by the Trustees.

Interested Trustees

Name, Address(1) and Age	Position with Trust and Length of Term(2)	Principal Occupations in the Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held in the Past 5 Years
Eric Ervin(4) (Born: 1976)	Trustee (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present); Vice President, Morgan Stanley Smith Barney (June 2009 – October 2011)	6	None
Michael S. Rosen(4) (Born: 1961)	Trustee (since 2014)	Context Capital Management, LLC, Co-Founder and CEO (2001 – present)	6	None
Independent Trustees
Christopher Nero (Born: 1967)	Trustee (since 2014)	Bridgeport Financial Technology, CEO (April 2016 – present), True North Advisory Group, CEO (January 2012 – February 2016)	6	None
Nathaniel R. Singer (Born: 1961)	Trustee (since 2014)	Swap Financial Group, Municipal Adviser (January 2008 – present)	6	Municipal Securities Rulemaking Board
Justin Ferayorni, CFA (Born: 1973)	Trustee (since 2015)	Founder, Chief Executive Officer and Chief Investment Officer of Tamarack Capital Management, LLC (2005 – present)	6	None
(1)	Unless otherwise noted, the business address of each Trustee is 402 West Broadway, Suite 2800, San Diego, California 92101.
(2)	Each Trustee shall serve until death, resignation or removal.
(3)	The term “Fund Complex” refers to the Reality Shares ETF Trust.
(4)	Messrs. Ervin and Rosen are deemed to be “interested” persons of the Fund, as that term is defined in the 1940 Act, by virtue of their affiliation with the Advisor and/or its affiliates.

Trust Officers

Name, Address(5) and Age	Position with Trust and Length of Term(6)	Principal Occupations in Past 5 Years
Eric Ervin (Born: 1976)	President (since 2014)	President, CEO and Co-Founder of Reality Shares, Inc. (October 2011 – present); Vice President, Morgan Stanley Smith Barney (June 2009 – October 2011)
Tom Trivella (Born: 1958)	Treasurer (since 2014)	Chief Operating Officer of Reality Shares, Inc. (October 2013 – present); Chief Operating Officer, Citadel Securities LLC (June 2010 – August 2012)
Ryan Ballantyne (Born: 1971)	Secretary (since 2014)	Executive Vice President – Sales and Trading of Reality Shares, Inc. (September 2012 – present); Managing Director, Miller Tabak & Co., LLC (April 2007 – August 2012)
Ted J. Uhl (Born: 1975)	Chief Compliance Officer (since 2014)	Deputy Chief Compliance Officer of ALPS (June 2010 – present)
(5)	The business address of Messrs. Ervin, Trivella and Ballantyne is 402 West Broadway, Suite 2800, San Diego, California 92101. The business address of Mr. Uhl is 1290 Broadway, Suite 1100, Denver, CO 80203.
(6)	Each officer shall serve until death, resignation or removal.

The Funds Statements of Additional Information (“SAI”) has additional information about the Trust’s Board of Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Reality Shares ETF Trust     33

Supplemental Information (Unaudited)

Proxy Voting Policies, Procedures and Record

A description of the Trust’s proxy voting policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, and each Fund’s proxy voting record as applicable for the most recent twelve-month period ended October 31, 2016 is available, without charge upon request, by calling (855) 595-0240. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Trust files its complete schedule of portfolio holdings with the SEC for its first and third quarters on Form N-Q. Copies of the filings are available on the SEC’s website at http://www.sec.gov. You can also obtain copies of Form N-Q by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to the following email box address: <publicinfo@sec.gov>.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and the Fund’s net asset value may be found on the Fund’s website at http://www.realityshares.com.

Federal Tax Status of Dividends during the Tax Year

For the fiscal year/period ended October 31, 2016, the Fund’s reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of ordinary income distributions paid as qualified dividend income (QDI) and eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD
Reality Shares DIVS ETF	0.00%	0.00%
Reality Shares DIVCON Leaders Dividend ETF	100.00%	100.00%
Reality Shares DIVCON Dividend Defender ETF	0.00%	0.00%
Reality Shares DIVCON Dividend Guard	0.00%	0.00%

In January 2017, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2016.

34     Reality Shares ETF Trust

Investment Advisor

Reality Shares Advisors, LLC
402 W Broadway, Suite 2800
San Diego, CA 92101

Custodian/Fund Administrator

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm

Cohen & Company Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Legal Counsel

Morgan, Lewis & Bockius LLP
2020 K Street NW
Washington, DC 20006

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of Trustees has determined that Christopher Nero is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $25,000 for 2015 and $52,500 for 2016.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $3,800 for 2016. Fees incurred in 2016 by changing auditors from E&Y to Cohen & Company. Fees are related to review of prior audit work papers.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,700 for 2015 and $14,000 for 2016. Tax services in regard to the yearend audit.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2016.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

REALITY SHARES ETF TRUST

Audit and Non-Audit Services Pre-Approval Policy

A. Policy

The Audit Committee will pre-approve any engagement of the independent auditors, including fees and compensation to be paid to the independent auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust’s investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

Pre-Approval for services provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5% of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals had been delegated by the Audit Committee prior to the completion of the audit.

B. Prohibited and Conditionally Prohibited Non-Audit Services

The independent auditors may not provide (except as described below) any of the following services to the Trust and the Trust’s investment advisor.

1. Conditionally Prohibited Non-Audit Services

The following services may be provided if the Trust and the Audit Committee can reasonably conclude that the result of the service would not be subject to audit procedures in connection with the audit of the Trusts financial statements:

- Bookkeeping

- Financial information systems design and implementation

- Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

- Actuarial services

- Internal audit outsourcing services

2. Prohibited Non-Audit Services

- Management functions or human resources

- Broker or dealer, investment adviser or investment banking services

- Legal services and expert services unrelated to the audit

- Any other service that the Public Company Accounting Oversight Board determined by regulation, is prohibited.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $5,700 for 2015 and $17,800 for 2016.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Christopher Nero, Nathaniel Singer, and Justin Ferayorni.

(b)	Not applicable

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Reality Shares ETF Trust Amended and Restated By-Laws were updated during the period to address Article 2: Meetings of Shareholders; Section 2.6: Quorum. The following definition of quorum was amended for the transaction of any business at any meeting of Shareholders, including the presence in person or by proxy of the holders of record of Shares issued and outstanding and entitled to vote to those representing more than thirty-three and one-third percent (33 1/3%) of the total combined net asset value of all Shares. A copy of the Reality Shares ETF Trust Amended and Restated By-Laws are attached for reference.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s previous quarter and the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(c)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(d)	Amended and Restated By-Laws, that are the subject of disclosure required by Item 10 is attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Reality Shares ETF Trust

By (Signature and Title)* /s/ Eric R. Ervin

Eric R. Ervin, President

(principal executive officer)

Date December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Eric R. Ervin

Eric R. Ervin, President

(principal executive officer)

Date December 27, 2016

By (Signature and Title)* /s/ Tom Trivella

Tom Trivella, Treasurer

(principal financial officer)

Date December 27, 2016

* Print the name and title of each signing officer under his or her signature.